Financial instruments and financial risk management	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
Financial instruments and financial risk management
24 Financial instruments and financial risk management
Financial assets (liabilities) as at December 31, 2018 and December 31, 2017 are presented below.

December 31, 2018	Financial assets at amortized cost	Financial liabilities at FVTPL	Financial liabilities at amortized cost	Total
	$	$	$	$
Cash and cash equivalents (note 7)	14,512	—	—	14,512
Trade and other receivables (note 8)	245	—	—	245
Restricted cash equivalents (note 11)	418	—	—	418
Payables and accrued liabilities (note 15)	—	—	(2,940)	(2,940)
Provision for restructuring and other costs (note 16)	—	—	(1,298)	(1,298)
Warrant liability (note 17)	—	(3,634)	—	(3,634)
	15,175	(3,634)	(4,238)	7,303

December 31, 2017	Financial assets at amortized cost	Financial liabilities at FVTPL	Financial liabilities at amortized cost	Total
	$	$	$	$
Cash and cash equivalents (note 7)	7,780	—	—	7,780
Trade and other receivables (note 8)	35	—	—	35
Restricted cash equivalents (note 11)	381	—	—	381
Payables and accrued liabilities (note 15)	—	—	(2,687)	(2,687)
Provision for restructuring and other costs (note 16)	—	—	(3,497)	(3,497)
Warrant liability (note 17)	—	(3,897)	—	(3,897)
	8,196	(3,897)	(6,184)	(1,885)

Fair value
As discussed in note 17 - Warrant liability, the Black-Scholes valuation methodology uses "Level 2" inputs in calculating fair value, as defined in IFRS 13, which establishes a hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The input levels discussed in IFRS 13 are:
Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for an asset or liability, either directly (i.e. prices) or indirectly (i.e. derived from prices).
Level 3 – Inputs for an asset or liability that are not based on observable market data (unobservable inputs).
The carrying values of the Company's cash and cash equivalents, trade and other receivables, restricted cash equivalents, payables and accrued liabilities and provision for restructuring and other costs approximate their fair values due to their short-term maturities or to the prevailing interest rates of the related instruments, which are comparable to those of the market.
Financial risk factors
The following provides disclosures relating to the nature and extent of the Company's exposure to risks arising from financial instruments, including credit risk, liquidity risk, market risk (share price risk) and foreign exchange risk and how the Company manages those risks.
(a) Credit risk
Credit risk is the risk of an unexpected loss if a customer or counterparty to a financial instrument fails to meet its contractual obligations. The Company regularly monitors credit risk exposure and takes steps to mitigate the likelihood of this exposure resulting in losses. The Company's exposure to credit risk currently relates to the financial assets at amortized cost in the table above. The Company holds its available cash in amounts that are readily convertible to known amounts of cash and deposits its cash balances with financial institutions that have an investment grade rating of at least "P-2" or the equivalent. This information is supplied by independent rating agencies where available and, if not available, the Company uses publicly available financial information to ensure that it invests its cash in creditworthy and reputable financial institutions. Once there are indicators that there is no reasonable expectation of recovery, such financial assets are written off but are still subject to enforcement activity.
As at December 31, 2018, trade accounts receivable for an amount of approximately $197 were with four counterparties of which $55 was past due or impaired and fully provided for (2017 - $25 with three counterparties and $5 past due or impaired and fully provided for).The licensee is obligated to pay its quarterly royalties, 60 days after quarter-end.
Generally, the Company does not require collateral or other security from customers for trade accounts receivable; however, credit is extended following an evaluation of creditworthiness. In addition, the Company performs ongoing credit reviews of all of its customers and establishes an allowance for doubtful accounts when accounts are determined to be uncollectible. On this basis, as at December 31, 2018, the Company has provided for all outstanding and unpaid amounts relating to its operations before its licensing of MacrilenTM(macemorelin). The licensee has paid all amounts owing within 90 days of invoicing.
The maximum exposure to credit risk approximates the amount recognized in the Company's consolidated statement of financial position.
(b) Liquidity risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. As indicated in note 23 - Capital disclosures, the Company manages this risk through the management of its capital structure. It also manages liquidity risk by continuously monitoring actual and projected cash flows as further discussed in note 2 - Assessment of liquidity and management's plans. The Board of Directors reviews and approves the Company's operating and capital budgets, as well as any material transactions occurring outside of the ordinary course of business. The Company has adopted an investment policy in respect of the safety and preservation of its capital to ensure the Company's liquidity needs are met. The instruments are selected with regard to the expected timing of expenditures and prevailing interest rates.
(c) Market risk
Share price risk
The change in fair value of the Company's warrant liability, which is measured at FVTPL, results from the periodic "mark-to-market" revaluation as further described in note 15 as it applies to its outstanding share purchase warrants. The valuation models are impacted, among other inputs, by the market price of the Company's common shares. As a result, the change in fair value of the warrant liability, which is reported in the consolidated statements of comprehensive income (loss), has been and may continue in future periods to be materially affected most notably by changes in the Company's common share closing price, which on the NASDAQ ranged from $1.19 to $3.87 during the year ended December 31, 2018.
If variations in the market price of our common shares of -30% and +30% were to occur, the impact on the Company's net income related to the warrant liability held at December 31, 2018 would be as follows:

	Carrying amount	-30%	+30%
	$	$	$
Warrant liability	3,634	1,792	(1,504)
Total impact on net income – (decrease) / increase		1,792	(1,504)

(d) Foreign exchange risk
Entities using the Euro as their functional currency
The Company is exposed to foreign exchange risk due to its investments in foreign operations whose functional currency is the Euro. As at December 31, 2018, if the US dollar had increased or decreased by 10% against the Euro, with all variables held constant, net income for the year ended December 31, 2018 would have been lower or higher by approximately $1,134 (2017 - $1,087).